ANNUAL REPORT
TEMPLETON RUSSIA FUND, INC.

                                                                  MARCH 31, 2001


[FRANKLIN TEMPLETON LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


[MARK MOBIUS PICTURE]

MARK MOBIUS
President
Templeton Russia Fund, Inc.

Mark Mobius has been living in emerging market countries since earning his Ph.D. in Economics and Political Science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER


Your Fund's Goal: Templeton Russia Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of "Russia Companies," as defined in the Fund's prospectus.

Dear Shareholder:

This annual report for Templeton Russia Fund covers the period ended March 31, 2001. During the 12 months under review, Russia's economy performed exceptionally well, posting a record 7.7% gross domestic product (GDP) growth in 2000. This, in addition to the 3.2% GDP growth in 1999, indicates that Russia continued to rebound from its 1998 economic crisis.(1) Confidence in the economy improved as domestic capital and total foreign investments rose 18.0% and 14.6% in 2000 from 1999.(2) Russia's trade surplus almost doubled in 2000 due to high oil prices, strong metal prices and the 1999 ruble devaluation. The ruble exchange rate has remained stable since August 2000 as a result of the Central Bank's support.



1. Source: Financial Times Information, 1/9/01 and 2/22/01.

2. Source:  Associated Press, 2/1/01, and Financial Times Information, 3/5/01.



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 8.



CONTENTS

Shareholder Letter .......................................................     1
Performance Summary ......................................................     5
Important Notice to
Shareholders .............................................................     6
Financial Highlights &
Statement of Investments .................................................     7
Financial Statements .....................................................    10
Notes to Financial
Statements ...............................................................    13
Independent
Auditors' Report .........................................................    16


FUND CATEGORY
[PYRAMID GRAPHIC]

INDUSTRY DISTRIBUTION
Based on Total Net Assets
3/31/01

Oil & Gas ...............................................................   20.8%
Electric Utilities ......................................................   16.6%
Diversified Telecommunication Services ..................................   10.4%
Airlines ................................................................    9.9%
Metals & Mining .........................................................    7.2%
Pharmaceuticals .........................................................    6.9%
Beverages ...............................................................    4.8%
Hotels Restaurants & Leisure ............................................    3.9%
Multiline Retail ........................................................    3.3%
Food Products ...........................................................    2.9%
Fixed Income Securities .................................................    5.5%
Short-Term Investments &
Other Net Assets ........................................................    7.8%


Since President Vladimir Putin's inauguration in May, several much-needed reforms have begun taking place. The Duma, or lower house of Parliament, approved the start of land reform and an income tax cut combined with conversion to a flat rate. They also adopted the 2001 budget with a forecasted surplus and an allowance to pay foreign debts. Internationally, Putin strengthened relations and negotiated several trade agreements with the European Union, China, South Korea and Vietnam. He also helped create the Eurasian Economic Community, an organization that aims to promote trade and integrate the economies of Russia and four other former Soviet republics.

Within this environment, Templeton Russia Fund posted one-year cumulative total returns of -40.83% based on market price and -34.53% based on net asset value, as shown in the Performance Summary on page 5.

During the reporting period, we reduced the Fund's exposure to the telecommunications industry as stock price increases made the valuation of telecommunication companies expensive. We also selectively reduced our holdings in utilities and eliminated our exposure to the automobile, insurance and construction industries. On the other hand, selective purchases increased the Fund's exposure to the energy and transportation industries.

The changes listed above, as well as stock price fluctuations, led to the replacement of three companies in the Fund's top 10 holdings. GUM Trade House, GAZ Auto Works and Vimpel Communications fell from the list. Replacing these companies were Norilsk Nickel, Surgutneftegaz and Tatneft.

Looking forward, we believe that the Russian economy should continue to grow, albeit at a slower rate. Thus, we are optimistic about Templeton Russia Fund's long-term prospects and will keep investing in Russia with a long-term horizon in mind. In line with our value-investing strategy, we will seek out companies that we believe trade at appealing valuations and are well-positioned to benefit from Russia's strengthening economy. We will also continue to focus on companies that have, in our view, demonstrated an awareness of, and commitment to, the necessity of proper corporate governance practices and respect for minority shareholder rights.

Of course, investing in any emerging market, including Russia, means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in U.S. securities markets. These risks



TOP 10 HOLDINGS*
3/31/01

 COMPANY                                                              % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Mosenergo, ADR & GDR                                                     11.6%
Electric Utilities

Aeroflot - Russia International Airlines                                  9.9%
Airlines

Lukoil Holdings, ADR                                                      9.3%
Oil & Gas

Norilsk Nickel                                                            7.2%
Metals & Mining

Rostelecom, ADR & pfd.                                                    6.0%
Diversified Telecommunication Services

Unified Energy Systems                                                    5.0%
Electric Utilities

Hartwall OYJ, A                                                           4.8%
Beverages

Surgutneftegaz                                                            4.6%
Oil & Gas

Telekomunikacja Polska SA                                                 4.5%
Diversified Telecommunication Services

Tatneft                                                                   4.2%
Oil & Gas

*Does not include fixed income securities or short-term investments and other net assets.

include, but are not limited to, political, economic, legal and social uncertainties (for example, regional conflicts and risk of war), market and currency exchange rate volatility, delays in settling portfolio transactions, risk of loss arising from Russia's underdeveloped system of share transfer, registration and custody, and the pervasiveness of corruption and crime in the Russian economic system. Also, as a non-diversified investment company investing in Russia, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities.

We thank you for investing in Templeton Russia Fund. We welcome your comments and look forward to serving you.


Sincerely,

/s/ Mark Mobius

Mark Mobius
President
Templeton Russia Fund, Inc.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of March 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 3/31/01
--------------------------------------------------------------------------------

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------

                                       CHANGE           3/31/01          3/31/00
--------------------------------------------------------------------------------
Net Asset Value                        -$7.08            $13.40           $20.48
Market Price (NYSE)                    -$7.67            $11.08           $18.75

DISTRIBUTIONS (4/1/00 - 3/31/01)
Dividend Income                       $0.0202

PERFORMANCE
--------------------------------------------------------------------------------

                                                                       INCEPTION
                                           1-YEAR        5-YEAR     (6/15/95)(2)
--------------------------------------------------------------------------------
Cumulative Total Return(1)
  Based on change in net asset value       -34.53%       +66.53%       +26.02%
  Based on change in market price          -40.83%       +11.07%       + 4.00%

Average Annual Total Return(1)
  Based on change in net asset value       -34.53%       +10.74%       + 4.07%
  Based on change in market price          -40.83%       + 2.12%       + 0.71%


For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.


1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.


2. From 10/1/95, through 6/30/96, the Fund's Investment Manager agreed to reduce its fee by one-half. If the Investment Manager had not taken this action, the Fund's total return since inception would have been lower.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Russian securities involve significant additional risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. Also, as a non-diversified investment company investing in Russia, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
SHARE REPURCHASE PROGRAM: On November 28, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.
--------------------------------------------------------------------------------

TEMPLETON RUSSIA FUND, INC.
Financial Highlights

                                                                                 YEAR ENDED MARCH 31,
                                                                ------------------------------------------------------
                                                                 2001        2000       1999        1998        1997
                                                                ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $20.48       $9.60     $28.02      $30.88      $11.30
                                                                ------------------------------------------------------
Income from investment operations:
 Net investment income (loss)...............................       (.03)        .15        .27        (.32)       (.15)
 Net realized and unrealized gains (losses).................      (7.05)      11.11     (15.98)       1.41       20.49
                                                                ------------------------------------------------------
Total from investment operations............................      (7.08)      11.26     (15.71)       1.09       20.34
                                                                ------------------------------------------------------
Capital share repurchases...................................        .02          --         --          --          --
                                                                ------------------------------------------------------
Less distributions from:
 Net investment income......................................       (.02)       (.38)      (.02)         --        (.09)
 Net realized gains.........................................         --          --      (2.69)      (3.95)       (.67)
                                                                ------------------------------------------------------
Total distributions.........................................       (.02)       (.38)     (2.71)      (3.95)       (.76)
                                                                ------------------------------------------------------
Net asset value, end of year................................     $13.40      $20.48      $9.60      $28.02      $30.88
                                                                ======================================================
Total Return
 Based on market value per share............................    (40.83)%     68.96%    (63.68)%     22.26%     147.08%
 Based on net asset value per share.........................    (34.53)%    118.68%    (61.04)%      1.60%     181.92%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $72,103    $110,974    $51,940    $150,102    $164,157
Ratios to average net assets:
 Expenses...................................................      2.05%       2.16%      2.14%       1.99%       2.36%
 Net investment income (loss)...............................     (.17)%       1.16%      2.17%      (.93)%      (.72)%
Portfolio turnover rate.....................................     63.77%      60.18%     13.32%      10.92%      18.86%

+Based on average weighted shares outstanding effective year ended March 31, 2000.
                       See Notes to Financial Statements.

TEMPLETON RUSSIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2001

                                                                    COUNTRY            SHARES               VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 86.2%
AIRLINES 9.9%
Aeroflot - Russia International Airlines....................         Russia           21,859,110         $ 7,115,140
                                                                                                         -----------
BEVERAGES 4.8%
Hartwall OYJ, A. ...........................................        Finland              241,420           3,521,352
                                                                                                         -----------
DIVERSIFIED TELECOMMUNICATION SERVICES 9.9%
Rostelecom, ADR.............................................         Russia              850,180           3,910,828
Telekomunikacja Polska SA...................................         Poland              608,800           3,261,030
                                                                                                         -----------
                                                                                                           7,171,858
                                                                                                         -----------
ELECTRIC UTILITIES 16.6%
Mosenergo, ADR..............................................         Russia            1,436,740           4,489,813
Mosenergo, GDR..............................................         Russia            1,170,700           3,880,870
Unified Energy Systems......................................         Russia           36,195,929           3,619,593
                                                                                                         -----------
                                                                                                          11,990,276
                                                                                                         -----------
+FOOD PRODUCTS 2.9%
Red October.................................................         Russia              521,300           2,098,233
                                                                                                         -----------
*HOTELS RESTAURANTS & LEISURE 3.9%
Orbis SA....................................................         Poland              498,200           2,778,271
                                                                                                         -----------
METALS & MINING 7.2%
Norilsk Nickel..............................................         Russia              411,210           5,160,685
                                                                                                         -----------
MULTILINE RETAIL 3.3%
GUM Trade House.............................................         Russia            1,266,120           1,329,426
GUM Trade House, ADR........................................         Russia              607,094           1,016,093
                                                                                                         -----------
                                                                                                           2,345,519
                                                                                                         -----------
OIL & GAS 20.8%
Lukoil Holdings, ADR........................................         Russia              179,000           6,688,335
*Sibneft....................................................         Russia            5,836,000           2,028,010
Surgutneftegaz..............................................         Russia           15,427,000           3,278,238
*Tatneft....................................................         Russia            7,385,680           2,992,678
                                                                                                         -----------
                                                                                                          14,987,261
                                                                                                         -----------
PHARMACEUTICALS 6.9%
Egis Rt. ...................................................        Hungary               77,782           2,497,457
Gedeon Richter Ltd..........................................        Hungary               47,989           2,504,479
                                                                                                         -----------
                                                                                                           5,001,936
                                                                                                         -----------
TOTAL COMMON STOCKS (COST $63,105,115)......................                                              62,170,531
                                                                                                         -----------
PREFERRED STOCKS (COST $860,121) .5%
Rostelekom, pfd. ...........................................         Russia            1,187,600             385,970
                                                                                                         -----------

TEMPLETON RUSSIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (CONT.)

                                                                                     PRINCIPAL
                                                                    COUNTRY            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------------------
BONDS (COST $3,897,097) 5.5%
Russian Federation, Reg S, 11.75%, 6/10/03..................         Russia         $  4,000,000         $ 3,920,000
                                                                                                         -----------
SHORT TERM INVESTMENT (COST $5,885,238) 8.2%
Franklin Institutional Fiduciary Trust Money Market
  Portfolio.................................................     United States         5,885,237           5,885,237
                                                                                                         -----------
TOTAL INVESTMENTS (COST $73,747,571) 100.4%.................                                              72,361,738
OTHER ASSETS, LESS LIABILITIES (.4%)........................                                                (258,280)
                                                                                                         -----------
TOTAL NET ASSETS 100.0%.....................................                                             $72,103,458
                                                                                                         ===========

*Non incoming producing.
+The Investment Company Act of 1940 defines "affiliated persons" to include any persons, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. Investments in "affiliated persons" at March 31, 2001, were $2,098,233.
                       See Notes to Financial Statements.

TEMPLETON RUSSIA FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001

Assets:
 Investments in securities, at value (cost $73,747,571).....    $72,361,738
 Dividends and interest receivable..........................        214,070
                                                                -----------
      Total assets..........................................     72,575,808
                                                                -----------
Liabilities:
 Payables:
  Investment securities purchased...........................        115,784
  To affiliates.............................................         90,514
 Payable for shares repurchased.............................         62,867
 Accrued expenses...........................................        203,185
                                                                -----------
      Total liabilities.....................................        472,350
                                                                -----------
Net assets, at value........................................    $72,103,458
                                                                ===========
Net assets consist of:
 Net unrealized depreciation................................    $(1,385,833)
 Accumulated net realized loss..............................     (2,523,708)
 Capital shares.............................................     76,012,999
                                                                -----------
Net assets, at value........................................    $72,103,458
                                                                ===========
Net asset value per share ($72,103,458 / 5,382,375 shares
  outstanding)..............................................         $13.40
                                                                ===========

                       See Notes to Financial Statements.
 10

TEMPLETON RUSSIA FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001

Investment Income:
 (net of foreign taxes of $85,507)
 Dividends..................................................    $    495,942
 Interest...................................................       1,044,149
                                                                ------------
      Total investment income...............................                    $  1,540,091
Expenses:
 Management fees (Note 4)...................................       1,022,907
 Administrative fees (Note 4)...............................         205,547
 Transfer agent fees........................................          36,668
 Custodian fees.............................................         240,571
 Reports to shareholders....................................          31,831
 Registration and filing fees...............................          18,065
 Professional fees..........................................          95,979
 Directors' fees and expenses...............................          27,684
 Other......................................................           4,445
                                                                ------------
      Total expenses........................................                       1,683,697
                                                                                ------------
            Net investment loss.............................                        (143,606)
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments...............................................      12,552,801
  Foreign currency transactions.............................          89,317
                                                                ------------
      Net realized gain.....................................                      12,642,118
 Net unrealized depreciation on:
  Investments...............................................     (50,860,237)
  Translation of assets and liabilities denominated in
    foreign currencies......................................            (377)
                                                                ------------
      Net unrealized depreciation...........................                     (50,860,614)
                                                                                ------------
Net realized and unrealized loss............................                     (38,218,496)
                                                                                ------------
Net decrease in net assets resulting from operations........                    $(38,362,102)
                                                                                ============

                       See Notes to Financial Statements.

TEMPLETON RUSSIA FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2001 AND 2000

                                                                    2001               2000
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)..............................    $   (143,606)      $    798,993
  Net realized gain (loss) from investments and foreign
   currency transactions....................................      12,642,118        (13,441,262)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................     (50,860,614)        73,574,917
                                                                -------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     (38,362,102)        60,932,648

 Distributions to shareholders from net investment income...        (109,447)        (2,039,517)

 Capital share transactions (Note 3)........................        (399,317)           140,893
                                                                -------------------------------
  Net increase (decrease) in net assets.....................     (38,870,866)        59,034,024

Net assets:
 Beginning of year..........................................     110,974,324         51,940,300
                                                                -------------------------------
 End of year................................................    $ 72,103,458       $110,974,324
                                                                ===============================

Undistributed net investment income included in net assets:
 End of year................................................    $         --       $     30,385
                                                                ===============================

                       See Notes to Financial Statements.
 12

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Russia Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests in equity securities of "Russia Companies," as defined in the Fund's prospectus. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.):

information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Fund. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments by approximately $2,969.

2. MARKET AND GEOGRAPHIC RISK CONSIDERATIONS

Investing in equity securities of Russian companies includes certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia's underdeveloped systems of share registration and transfer.

3. CAPITAL STOCK

On November 28, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.

At March 31, 2001, there were 100,000,000 shares authorized ($.01 par value). During the year ended March 31, 2001, 35,800 shares were repurchased for $399,317. The weighted average discount of market price to net asset value of shares repurchased during the year ended March 31, 2001 was 17%. During the year ended March 31, 2000, 9,356 shares were issued from reinvested distributions for $140,893. Through March 31, 2001, the Fund had repurchased a total of 35,800 shares.

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (continued)

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Limited (TAML), and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Franklin Advisors Inc. The Fund earned $75,361 of dividend income from its investment in the Sweep Money Fund.

The Fund pays monthly an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. Management fees were reduced on assets invested in the Sweep Money Fund. The Fund pays an administrative management fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrator, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, for sub-administrative services subject to a minimum monthly fee of $12,500.

5. INCOME TAXES

At March 31, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $73,771,047 was as follows:

Unrealized appreciation.....................................  $ 6,837,885
Unrealized depreciation.....................................   (8,247,194)
                                                              -----------
Net unrealized depreciation.................................  $(1,409,309)
                                                              ===========

At March 31, 2001, the Fund had tax basis capital losses of $2,500,232, which may be carried over to offset future capital gains. Such losses expire in 2008.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2001 aggregated $48,717,312 and $43,652,640, respectively.

TEMPLETON RUSSIA FUND, INC.
INDEPENDENT AUDITORS' REPORT
To the Board of Directors and Shareholders of Templeton Russia Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Russia Fund, Inc. (the "Fund") at March 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods prior to April 1, 1999 were audited by other independent accountants whose report dated April 30, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
April 27, 2001

TEMPLETON RUSSIA FUND, INC.
Annual Meeting of Shareholders, August 28, 2000

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on August 28, 2000. The purpose of the meeting was to elect five Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP, as the Fund's independent auditors for the fiscal year ending March 31, 2001; and in their discretion, to authorize the proxyholders to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund:
Harmon E. Burns, Frank J. Crothers, Betty P. Krahmer, Gordon S. Macklin and Fred
R. Millsaps.* Shareholders ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 2001. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of five (5) Directors:

                                                              % OF           % OF                        % OF           % OF
                                                           OUTSTANDING      VOTED                     OUTSTANDING      VOTED
TERM EXPIRING 2003:                            FOR           SHARES         SHARES      WITHHELD        SHARES         SHARES
-----------------------------------------------------------------------------------------------------------------------------
Harmon E. Burns...........................  3,844,310        70.95%         99.33%       26,078          0.48%         0.67%
Frank J. Crothers.........................  3,843,375        70.93%         99.30%       27,013          0.50%         0.70%
Betty P. Krahmer..........................  3,848,883        71.04%         99.44%       21,505          0.39%         0.56%
Gordon S. Macklin.........................  3,850,942        71.07%         99.50%       19,446          0.36%         0.50%
Fred R. Millsaps..........................  3,842,765        70.92%         99.29%       27,623          0.51%         0.71%

2. The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending March 31, 2001:

                                                                                % OF           % OF
                                                               SHARES        OUTSTANDING      VOTED
                                                                VOTED          SHARES         SHARES
                                                              --------------------------------------
For.........................................................  3,854,972        71.14%         99.60%
Against.....................................................      6,920         0.13%          0.18%
Abstain.....................................................      8,496         0.16%          0.22%

3. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

                                                                                % OF           % OF
                                                               SHARES        OUTSTANDING      VOTED
                                                                VOTED          SHARES         SHARES
                                                              --------------------------------------
For.........................................................  3,776,079        69.69%         97.56%
Against.....................................................     78,353         1.45%          2.03%
Abstain.....................................................     15,956         0.29%          0.41%

*Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, Constantine D. Tseretopoulos, Martin L. Flanagan, Andrew H. Hines, Jr., Edith E. Holiday and Charles B. Johnson are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

TEMPLETON RUSSIA FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company ("the Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn:
Templeton Russia Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON RUSSIA FUND, INC.

TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.mellon-investor.com

SHAREHOLDER INFORMATION

Shares of Templeton Russia Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TRF." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with Investor ServiceDirect(SM). For information go to Mellon Investor Services' web site at https://vault.mellon-investor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information about 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Russia Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

[FRANKLIN TEMPLETON INVESTMENTS LOGO]

Templeton Russia Fund, Inc.
100 Fountain Parkway, P.O. Box 33030
St. Petersburg, FL 33733-8030


ANNUAL REPORT


TEMPLETON RUSSIA FUND, INC.


AUDITORS

PricewaterhouseCoopers LLC
333 Market Street
San Francisco, CA 94105


TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585
www.mellon-investor.com


FUND INFORMATION

1-800/342-5236


Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TLTRF A01 05/01                                 [LOGO] Printed on recycled paper